                                   [LOGO]
             ------------------------------------------------
                     U.S. CORE EQUITY FUND

   -----------------------------------------------------------------------------
                     AGGRESSIVE EQUITY FUND

   -----------------------------------------------------------------------------
                     GLOBAL INDEPENDENCE FUND

   -----------------------------------------------------------------------------

                                ANNUAL REPORT
                              OCTOBER 31, 1999

Table of Contents
------------------------------------------------------------------

      Letter from the President, CDC Investment Management
      Corporation.................................................   1

      Fund Manager Economic and Market Reviews

                               US Core Equity Fund................   3

                               Aggressive Equity Fund.............   5

                               Global Independence Fund...........   7

      Schedule of Investments.....................................   9

      Statements of Assets and Liabilities........................  19

      Statements of Operations....................................  20

      Statements of Changes in Net Assets.........................  21

      Financial Highlights........................................  22

      Notes to Financial Statements...............................  23

      Report of Independent Auditors..............................  29

Letter from the President
------------------------------------------------------------------

Dear Shareholders:

    We are pleased to present you with the CDC MPT+
Funds Annual Report for the year ended October 31,
1999. The Funds, launched on July 1, 1999, started on a harmonious note, and in the four months following their introduction, the US stock market, as represented by the S&P 500 Index, has been exceedingly volatile, with a summer slump and a late fall recovery. Through it all, our Funds have been very modestly creeping ahead of the S&P 500
Index.

                                                                   [PHOTO]
                                                               Bluford H. Putnam

    To provide you with some additional insight into the Funds, we will briefly review the performance of our young funds and then, perhaps on a more interesting note, we will talk a little bit about how market forces may develop in the coming year.

FUND PERFORMANCE AND REVIEW

    Our US CORE EQUITY FUND has a stock picker's approach, and focuses only on large companies. We stress strong risk management, and we avoid market timing like the plague. If this fund can successfully outperform the S&P 500 Index over a long period of time, our hope and goal, it will be because our blend of quantitative tools and fundamental judgment is well-suited to building disciplined stock portfolios for controlling risks in volatile markets. In our short four months of existence, which of course means nothing for the longer-term performance prospects, the US Core Equity Fund returned 0.10%, which does not sound too good, unless one realizes that the S&P 500 Index returned only -0.31% for the same period.

    Our AGGRESSIVE EQUITY FUND attempts to outperform the S&P 500 Index with a diversified approach to global equity, bond, and currency investing overlaid on top of a core position in the US stock market. That is, the benchmark to beat is the S&P 500 Index, but our success depends on our global investing skills and not on our US stock picking skills, as in the US Core Equity Fund. With the Federal Reserve raising short-term interest rates and global equity markets as volatile as those in the US, our first four months of existence were exciting to say the least. The Aggressive Equity Fund returned 1.00% for this short period, which of course is not indicative of future performance, but this return did compare well with the -0.31% of the S&P 500 Index for the same period.

    Our GLOBAL INDEPENDENCE FUND is a departure from the traditional approach that most US mutual funds employ. Within the confines of SEC regulations for US mutual funds, CDC Investment Management Corporation is attempting to bring to US investors the discipline and risk control processes of off-shore, alternative strategies, which is our main line of business whereby we manage approximately $4.5 billion of assets. The Fund is designed to construct portfolios balanced with a diversity of different risks from around the world, including equities, bonds, and currencies. Our hope is that the resulting returns will not be correlated with stock or bond markets. That is, first, we hope to produce 10% to 15% total returns each year, regardless of what happens in the US stock and bond markets. In some years stocks will do much better than this Fund, and in other years, more poorly. Through it all, our goal is to provide returns to investors that are independent of the ups and downs of US stocks. We cannot, however, do this without taking some considerable risks. The point is that the risks taken in this Fund are truly of a different type and style of risk-taking than in most US equity or bond funds. During the first four months of its existence, the Global Independence Fund returned 4.30%, making money in almost all four months (July 1999, -0.20%), even when US equities were having their ups and downs. This Fund is not benchmarked against the S&P 500 Index. We were gratified that it beat the S&P 500 Index during the period, but that means nothing. Over

---1

                                                 CDC Investment Management Corp.
------------------------------------------------------------------

time, our hope is that Global Independence, as a risky, yet disciplined fund will dance to a different drummer from US stocks and bonds, and fit nicely into many portfolios as a diversifying, alternative strategy.

LOOKING AHEAD

    As we look ahead to the year 2000, despite the many risks in this globally integrated world of ours, we see a glass that is clearly more than half full. Despite the long run of healthy economic growth in the US, there are precious few signs of inflation, even as the best and brightest of the US Federal Reserve search under every rock and behind every tree to find signs of future inflation. Make no mistake. This is their job, and we think the professionals at the Federal Reserve are doing a great job at managing US interest rate policy. It is just that the powerful combination of global market integration and the technology and communications revolution have made it possible for a period of sustained economic growth with limited inflation pressures. This period will not last forever, but the good news is that it can go on for several more years. Competition from abroad, especially emerging market countries in Asia and Latin America are keeping a lid on the prices of US goods. Technological progress is keeping computer prices competitive, while allowing for strong advances in productivity. This means, that even as labor costs rise, as they will in a tight employment market, the prices of goods and services will grow only modestly.

    Will the US Federal Reserve decide to hike short-term rates again in the year 2000? Probably. Will it slow down the US economy? Probably not. The Federal Reserve will want to be cautious of potential future inflation, but so long as the economy is healthy, a further one-quarter of one percent rise in US short-term interest rates will make no difference at all to corporate America. The Federal Reserve will just be keeping the markets on notice that it is being vigilant, and this is a good thing.

    What about the long-term risks? Even if corporate profits grow nicely in the year 2000 and the US stock market posts another good year, as we are estimating it will, what could disrupt this rosy picture early in the new millennium?

    We believe the interrelationships of government budgets and aging populations will be the key risks for the long-term. The US should not face these problems at first. Europe and Japan may be on the firing line by 2005, give or take a few years. Populations in Europe and Japan are already older than in the US (thanks to immigration, for one thing) and the social security and other pension systems are much more poorly funded than in the US. That is, if one thinks the US social security system has long-run funding problems, then one would be shocked at what could happen in Europe and Japan. In our opinion budget deficits will balloon in the 2005-2010 period. Calls for pension reform may lead to political crises. Pension benefits could be cut. Tax incentives may proliferate to encourage private pensions. It could be a very volatile period for financial markets, raising risks and dragging down bonds, and possibly stocks as well. Will it happen in the US in the five to ten year period following Europe? Will the US government learn anything from the difficulties our colleagues abroad face first? Don't count on it. But for the next few years, these problems may seem too far in the future for them to meaningfully impact US stock and bond markets. We see that the "Goldilocks" economy of low inflation, healthy economic growth, and a volatile, but upward trend in US stocks should be staying in place for another year.

/s/ Bluford H. Putnam

Bluford H. Putnam
President, CDC Investment Management Corp.
December 1, 1999

                                                                           2 ---

Manager Reviews: US Core Equity Fund
------------------------------------------------------------------

FUND INFORMATION

    Investment Objective: The U.S. Core
Equity Fund is a diversified portfolio
that seeks total return greater than that
of the S&P 500 Index by investing
primarily in equity securities of U.S.
companies.
                                                  [PHOTO]          [PHOTO]
                                                   Jason Wolin      Frank Hanley

Fund Inception Date: June 30, 1999

Commencement of Operations Class: Institutional -
July 1, 1999, Investor - Not Operational

Expense Ratio: Institutional - 2.07% annualized,
                                Investor - N/A

Total Net Assets (all classes): $29,320,090

PORTFOLIO REVIEW
    The first four months of the fund's operations were buffeted by dramatic changes in market expectations concerning the course for US interest rates within an environment of generally strong earnings growth. With earnings growth concentrated in a few sectors-notably, technology, energy, and financial-growth stocks significantly outperformed value issues, and stocks of large capitalized firms outperformed those of small capitalized firms. Overall, however, this period proved to be a very difficult one for most stocks, with the average price of stocks on the NYSE falling 8.9%.

    The advent of global healing and the persistent strength of the US economy have rekindled both market and Federal Reserve concerns of a pending flare up in inflation. So much so, that the Fed has already raised interest rates 50 basis points since June and will likely increase them further going forward. The silver lining of renewed inflation concerns has been a stronger-than-expected US economy. And as a consequence, growth in profits has continued to exceed market expectations. This juxtaposition of higher interest rates and stronger profit growth has generated a schizophrenic environment for equity prices with higher rates restraining price appreciation, but with stronger earnings promoting higher prices. Going forward, inflation pressures have been notable mostly by their absence. This low-inflation environment (which we expect to continue) should eventually lead to lower market interest rates and thereby offer further fundamental support to equity prices.

PERFORMANCE

    The Fund's performance has been produced mainly by its positions in the technology and financial sectors and has been aided by the significant volatility the stocks in these sectors have exhibited. In choosing individual stocks in the technology sector, we concentrated on finding companies whose value seemed to be

---3

                                            Manager Reviews: US Core Equity Fund
------------------------------------------------------------------

out of line with their peers. For example, our analysis indicated that Gateway Computer (0% held as of 10/31/1999) was undervalued. Our corresponding overweight position (relative to the S&P weighting) contributed 25 basis points to the portfolio's excess return over the index during this period. Likewise, our underweight position in Hewlett Packard (0% held as of 10/31/1999), which consistently underperformed expectations, added 24 basis points of excess return.

    In contrast, we were not as successful in identifying undervalued HMOs relative to other insurers. We believed that a positive pricing environment, coupled with improving operating efficiencies would boost Aetna's (0.4% held as of 10/31/1999) and Wellpoint's (0.2% held as of 10/31/1999) economic returns. Although this analysis was correct, other unanticipated events served to turn market sentiment against these firms in particular and this sector in general. Disappointing news from Aetna's acquisition of Prudential's healthcare unit and the threat of litigation by plaintiff tobacco lawyers, who were targeting the managed healthcare industry, caused equity prices across the sector to plummet. The end result was a 65 basis point reduction in the portfolio's overall performance. At the bottom line, however, the Fund's diversified strategy generated positions that outperformed the S&P 500 Index by 41 basis points in the four month period since its inception.

MARKET OUTLOOK AND PORTFOLIO POSITIONING

    Looking ahead, with US corporations continuing to produce strong earnings and economic growth expected to remain robust, we see the potential for US equities to continue to rally through year-end. However, the road to the new millennium will likely be a little bumpy. The Federal Reserve's open market committee met again on November 16, raising interest rates another 25 basis points. Moreover, concerns over Y2K may lead to some adjustments among investors. We will continue to employ our discipline of investing in companies with strong signals from our quantitative strategies supported by our fundamental Economic Value Added (EVA-Registered Trademark-)* based analysis.

------------------------------------------------------------------------------------
Total Returns (%) for the period ended October 31, 1999       Since Inception
------------------------------------------------------------------------------------

  US Core Equity Fund                                                   0.10%
------------------------------------------------------------------------------------

  S&P 500 Index (1)                                                    -0.31%

  Lipper Growth and Income Index (2)                                   -4.07%
------------------------------------------------------------------------------------

Source:  (1) Bloomberg
         (2) Lipper Analytical Services, Inc.

* EVA-Registered Trademark- is a registered trademark of the Stern Stewart
Company

    Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The fund may also engage in other investment practices, including the purchase of foreign securities. International investing is associated with additional risks, including currency, information and political risks.

                                                                           4 ---

Manager Reviews: Aggressive Equity Fund
------------------------------------------------------------------

FUND INFORMATION

    Investment Objective: The Aggressive
Equity Fund is a non-diversified
portfolio that seeks total return
greater than that of the S&P 500 Index
by investing primarily in equity and
equity related securities and certain
derivative instruments.
                                                  [PHOTO]          [PHOTO]
                                          D. Sykes Wilford      Jose M. Quintana

Fund Inception Date: June 30, 1999

Commencement of Operations Class: Institutional -
July 1, 1999, Investor - Not Operational

Expense Ratio: Institutional - 2.89% annualized,
                                Investor - N/A

Total Net Assets (all classes): $ 25,685,936
                                                                   [PHOTO]
                                                                   Andrew Dalton

PORTFOLIO REVIEW

    During its first four months of existence, the Aggressive Equity Fund returned 1.00%, outperforming its benchmark, the S&P 500 Index, by 1.31%. United States equities fell in July, August and September before rebounding in October. The Aggressive Equity Fund was able to beat its benchmark during this period by also taking exposures to equity, bond and short-duration equivalent deposit markets outside of the United States.

PERFORMANCE

    The Aggressive Equity Fund outperformed its benchmark in August and September, but slightly under performed its benchmark in July and October. Positions in the United Kingdom were particularly important to the fund's outperformance of its index. For instance, in September, the Bank of England's decision to raise interest rates boosted our performance by contributing to a sell-off in United Kingdom bonds and equities, where we had sold futures contracts on the Gilt and FTSE index. Simultaneously, the rate hike strengthened the Pound Sterling versus the Euro, contributing positively to the Fund's return. It had been our view that the United Kingdom was much more likely than continental Europe to raise interest rates due to its relatively tight labor market and robust capacity utilization.

    Other positions that contributed to the Fund's outperformance included selling the Australian Dollar forward against the United States Dollar. Also in this environment, our position in the Australian equity market also finished with a small gain. Australia's fast growing economy and its relatively easy monetary policy have enhanced the attractiveness of investing in equities there, while simultaneously encouraging us to hedge the position by selling the Australian Dollar.

---5

                                         Manager Reviews: Aggressive Equity Fund
------------------------------------------------------------------

    Some of the positions held in the portfolio had been designed as hedges to reduce the overall risk of the Fund. As expected, many of these positions dampened returns, but were established to offset risk elsewhere in the portfolio. For example, we had bought Australian bond futures as a way to reduce the risk of our overall bond market exposure.

MARKET OUTLOOK AND PORTFOLIO POSITIONING

    Unfortunately, it is not possible to know the future course of the S&P 500 Index with a high degree of certainty. We expect that as the baby boom generation continues to save for retirement, that share prices in the United States are more likely than not to continue higher, although probably not at the breathtaking pace of the past five years.

    Regardless of what happens to the S&P 500 Index itself, we expect that our mixture of active management and quantitative discipline should enable us to continue to add value to the index over the course of the coming years. In the more immediate future, in November and December of 1999, we expect to take most of our active risk within positions in European equities while selling futures contracts in certain government bond markets, especially in the United Kingdom and Japan.

    Moreover, many of the large money center banks significantly reduced trading operations in 1999 following the Long Term Capital Management debacle. We suspect that after Y2K many of these firms may step up their trading operations and that, as a result, liquidity is likely to improve. If this does indeed occur, it could be very beneficial for our portfolios.

------------------------------------------------------------------------------------
Total Returns (%) for the period ended October 31, 1999       Since Inception
------------------------------------------------------------------------------------

  Aggressive Equity Fund                                                1.00%
------------------------------------------------------------------------------------

  S&P 500 Index (1)                                                    -0.31%

  Lipper Growth and Income Index (2)                                   -4.07%
------------------------------------------------------------------------------------

Source:  (1) Bloomberg
         (2) Lipper Analytical Services, Inc.

    Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    There are risks of investing in a fund of this type that invests in securities of foriegn countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. To the extent that the fund's foreign investments at any time are focused in one particular country or target a single region, the fund may be more volatile than a more geographically diversified fund.

                                                                           6 ---

Manager Reviews: Global Independence Fund
------------------------------------------------------------------

FUND INFORMATION

    Investment Objective: The Global
Independence Fund is a non-diversified
portfolio that seeks total return, on a
risk adjusted basis, consistent with the
preservation of capital by investing
primarily in the global equity, global
fixed income and currency markets.
                                                  [PHOTO]          [PHOTO]
                                          D. Sykes Wilford      Jose M. Quintana

Fund Inception Date: June 30, 1999

Commencement of Operations Class: Institutional -
July 1, 1999, Investor - Not Operational

Expense Ratio: Institutional - 2.11% annualized,
                                Investor - N/A

Total Net Assets (all classes): $26,792,634
                                                                   [PHOTO]
                                                                   Andrew Dalton

PORTFOLIO REVIEW

    During its first four months of existence, the Global Independence Fund returned 4.30%, outperforming its benchmark, 50% JP Morgan Global Government Bond Index and 50% Morgan Stanley Global Equity Index, by 54 basis points. From July to October both the equity and bond portions of our benchmarks strengthened by about 3.8%. In this environment, the Global Independence Fund was able to generate positive returns for investors through its carefully chosen combination of equity and bond exposures as well as short duration deposits.

PERFORMANCE

    Although the Global Independence Fund generated positive total returns in almost all four months, the largest gains came in September. One event that helped us to outperform our benchmark that month was the decision on the part of the Bank of England to increase its short-term rates. This benefited our underweight positions on United Kingdom Bonds and FTSE 100 Index. We had felt that strong economic growth in the United Kingdom combined with relative low levels of unemployment and high rates of capacity utilization made their stocks and bonds unattractive. Instead, in the interest of capital preservation, we decided to invest in the equivalent of short-term cash deposits in the United Kingdom which have performed strongly versus equivalent deposits in the Euro and the United States Dollar.

    Being under weighted in United Kingdom instruments allowed us to be over weighted in other markets versus our benchmark and thus helped to generate positive returns. Australian equities have been especially attractive to us. They have very low valuation levels compared to equities in North America and Europe but, like those other equities, still have strong earnings growth. A heightened exposure here also benefited the returns of the Fund.

---7

                                       Manager Reviews: Global Independence Fund
------------------------------------------------------------------

    Some of the positions in the portfolio act as risk reducing hedges. Many of these, predictably, lost money. Among them, were our long position in the Australian bond which we used to compensate for a short futures position in the United Kingdom and a small exposure to the Swiss Franc that may have helped us in the event of a general decline in equity and bond markets.

MARKET OUTLOOK AND PORTFOLIO POSITIONING

    We expect that our mixture of active management and quantitative discipline will continue to perform well during the coming year. For the months of November and December we expect to have a higher weighting in the equity markets of Europe and Australia versus those here in the United States, which we believe are much less attractive on a valuation basis. On the other hand, for economic reasons we believe that bonds in the Euro Zone are likely to outperform those in the United Kingdom and Japan and we have positioned our relative weightings accordingly.

    For much of 1999 liquidity in world markets was dampened due to the after effects of the financial crisis the previous year as well as concerns over Y2K. Many large money center banks reduced trading operations. Meanwhile hedge funds and other speculators were also more conservative about their trading. We believe that these two phenomena have caused market volatility to increase, making it more difficult to generate returns and more necessary to focus on risk management and capital preservation. In the coming year we expect that these trends will reverse and that markets should behave more according to economic fundamentals. If this does indeed occur, and banks and speculators come back into the world's financial markets, thereby improving liquidity, the Global Independence Fund should have a very strong year.

------------------------------------------------------------------------------------
Total Returns (%) for the period ended October 31, 1999       Since Inception
------------------------------------------------------------------------------------

  Global Independence Fund                                              4.30%
------------------------------------------------------------------------------------

  Blended Benchmark:
    50% JP Morgan Global Gov't Bond Index (1)                           3.76%
    50% Morgan Stanley Global Equity Index (1)

  Lipper Global Flex Index (2)                                          1.04%
------------------------------------------------------------------------------------

Source:  (1) Bloomberg
         (2) Lipper Analytical Services, Inc.

    Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchanges rates. To the extent that the fund's foreign investments at any time are focused in one particular country or target a single region, the fund may be more volatile than a more geographically diversified fund.

                                                                           8 ---

CDC MPT+ FUNDS -- U.S. CORE EQUITY FUND
Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
COMMON STOCK -- 106.1%
--------------------------------------------------------
AEROSPACE -- 1.9%
  General Dynamics Corp.        2,800   $        155,225
  Goodrich (B.F.) Co.           3,828             90,676
  United Technologies
    Corp.                       5,300            320,650
                                        ----------------
                                                 566,551
                                        ----------------
AIRLINES -- 0.6%
  Delta Air Lines, Inc.         3,400            185,088
                                        ----------------
AUTOMOBILES & TRUCKS -- 1.0%
  Ford Motor Co.                5,300            290,838
                                        ----------------
BANKING -- 5.6%
  Bank of America Corp.         5,200            334,750
  Bank One Corp.                3,600            135,225
  Chase Manhattan Corp.         4,600            401,925
  Fleet Boston Corp. (a)        5,800            253,025
  National City Corp.           4,500            132,750
  Wells Fargo & Co.             7,900            378,212
                                        ----------------
                                               1,635,887
                                        ----------------
BEVERAGES -- 2.4%
  Coca-Cola Co.                 3,200            188,800
  Coca-Cola Enterprises,
    Inc.                       14,500            370,656
  PepsiCo, Inc.                 4,400            152,625
                                        ----------------
                                                 712,081
                                        ----------------
BREWERY -- 1.2%
  Anheuser-Busch Cos.,
    Inc.                        4,900            351,881
                                        ----------------
BROADCASTING -- 1.5%
  MediaOne Group,
    Inc. (a)                    6,000            426,375
                                        ----------------
BUSINESS EQUIPMENT & SERVICES -- 1.6%
  Electronic Data Systems
    Corp.                       2,100            122,850
  First Data Corp.              3,500            159,906
  Unisys Corp. (a)              8,100            196,425
                                        ----------------
                                                 479,181
                                        ----------------
CHEMICALS -- 1.1%
  Dow Chemical Co.              1,100            130,075
  Union Carbide Corp.           3,000            183,000
                                        ----------------
                                                 313,075
                                        ----------------
COMPUTERS -- 7.5%
  Apple Computer,
    Inc. (a)                    2,000            160,250
  Cisco Systems,
    Inc. (a)                    7,400            547,600
  Dell Computer
    Corp. (a)                   7,400            296,925
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
COMPUTERS (CONTINUED)
  International Business
    Machines Corp.              9,700   $        954,237
  Sun Microsystems,
    Inc. (a)                    2,200            232,788
                                        ----------------
                                               2,191,800
                                        ----------------
COMPUTER SOFTWARE -- 9.5%
  America Online, Inc.          2,700            350,156
  Compuware Corp. (a)           6,700            186,344
  EMC Corp. (a)                 7,100            518,300
  Microsoft Corp. (a)          15,000          1,388,437
  Oracle Corp. (a)              7,100            337,694
                                        ----------------
                                               2,780,931
                                        ----------------
DIVERSIFIED MANUFACTURING
  OPERATIONS -- 7.4%
  Corning, Inc.                 4,000            314,500
  General Electric Co.          9,200          1,247,175
  Minnesota Mining &
    Manufacturing Co.           3,000            285,187
  Tyco International Ltd.       7,700            307,519
                                        ----------------
                                               2,154,381
                                        ----------------
ELECTRONIC COMPONENTS -- 0.9%
  LSI Logic Corp. (a)           5,100            271,256
                                        ----------------
FINANCIAL SERVICES -- 5.9%
  American Express Co.            700            107,800
  Citigroup, Inc.              13,100            709,038
  Federal National
    Mortgage Association        5,500            389,125
  Mellon Financial Corp.        5,400            199,463
  Morgan Stanley Dean
    Witter & Co.                2,800            308,875
                                        ----------------
                                               1,714,301
                                        ----------------
FOOD -- 1.6%
  Bestfoods                     3,100            182,125
  Unilever NV, (ADR)            4,500            300,094
                                        ----------------
                                                 482,219
                                        ----------------
HEALTH CARE MANAGEMENT -- 0.2%
  Wellpoint Health
    Networks, Inc. --
    Class A (a)                 1,000             58,000
                                        ----------------
HOME BUILDING & PRODUCTS -- 1.2%
  Lowe's Cos., Inc.             6,600            363,000
                                        ----------------
HOUSEHOLD APPLIANCES -- 0.5%
  Black & Decker Corp.          3,100            133,300
                                        ----------------
HOUSEHOLD & PERSONAL CARE -- 1.8%
  Clorox Co.                    7,000            286,562

The accompanying notes are an integral part of these financial statements.

---9

                                         CDC MPT+ FUNDS -- U.S. CORE EQUITY FUND
                                       Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
HOUSEHOLD & PERSONAL CARE (CONTINUED)
  Kimberly-Clark Corp.          1,300   $         82,063
  Procter & Gamble Co.          1,400            146,825
                                        ----------------
                                                 515,450
                                        ----------------
INSURANCE -- 3.3%
  Aetna, Inc.                   2,300            115,575
  American International
    Group, Inc.                 8,400            864,675
                                        ----------------
                                                 980,250
                                        ----------------
MACHINERY & EQUIPMENT -- 1.9%
  Briggs & Stratton Corp.       2,300            134,406
  Cummins Engine Co.,
    Inc.                        3,600            182,475
  Johnson Controls, Inc.        4,100            249,075
                                        ----------------
                                                 565,956
                                        ----------------
MANUFACTURING -- 0.4%
  Ball Corp.                    2,900            116,906
                                        ----------------
MEDICAL PRODUCTS & SUPPLIES -- 2.8%
  C.R. Bard, Inc.               1,700             91,694
  Guidant Corp.                 5,100            251,812
  Johnson & Johnson             3,100            324,725
  Mallinckrodt, Inc.            4,400            149,325
                                        ----------------
                                                 817,556
                                        ----------------
MULTIMEDIA -- 1.9%
  Time Warner, Inc.             7,900            550,531
                                        ----------------
OIL & GAS -- 6.3%
  Atlantic Richfield Co.        2,300            214,331
  Chevron Corp.                 2,400            219,150
  Enron Corp.                   6,400            255,600
  Exxon Corp.                   4,500            333,281
  Mobil Corp.                   1,800            173,700
  Royal Dutch Petroleum
    Co., (ADR)                  5,600            335,650
  Texaco, Inc.                  5,100            313,013
                                        ----------------
                                               1,844,725
                                        ----------------
PAPER & RELATED PRODUCTS -- 1.3%
  Georgia-Pacific Group         9,800            388,938
                                        ----------------
PHARMACEUTICALS -- 9.2%
  American Home Products
    Corp.                       5,300            276,925
  Bristol-Myers Squibb
    Co.                         5,700            437,831
  Cardinal Health, Inc.         7,700            332,063
  Merck & Co., Inc.            10,700            851,319
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
  Pfizer, Inc.                  5,600   $        221,200
  Warner-Lambert Co.            7,300            582,631
                                        ----------------
                                               2,701,969
                                        ----------------
RETAIL -- 6.4%
  Abercrombie & Fitch
    Co. -- Class A (a)          5,700            155,325
  Dayton Hudson Corp.           2,900            187,413
  Federated Department
    Stores, Inc. (a)            3,900            166,481
  Home Depot, Inc.              3,900            294,450
  Kroger Co. (a)                9,800            203,962
  Wal-Mart Stores, Inc.        15,300            867,319
                                        ----------------
                                               1,874,950
                                        ----------------
SEMICONDUCTORS -- 3.3%
  Applied Materials,
    Inc. (a)                    1,300            116,756
  Intel Corp.                   9,180            710,876
  National Semiconductor
    Corp. (a)                   4,900            146,694
                                        ----------------
                                                 974,326
                                        ----------------
TELECOMMUNICATIONS EQUIPMENT &
  SERVICES -- 14.6%
  ADC Telecommunications,
    Inc. (a)                    5,510            262,758
  AT & T Corp.                 17,700            827,475
  Bell Atlantic Corp.           2,000            129,875
  BellSouth Corp.               8,600            387,000
  Excel Switching
    Corp. (a)                   6,200            220,488
  Global Crossing
    Ltd. (a)                    8,600            297,775
  Lucent Technologies,
    Inc.                        9,200            591,100
  MCI WorldCom, Inc. (a)        9,000            772,312
  SBC Communications,
    Inc.                        7,316            372,659
  Sprint Corp., (PCS
    Group) Series 1 (a)         2,600            215,638
  Tellabs, Inc. (a)             3,100            196,075
                                        ----------------
                                               4,273,155
                                        ----------------
TOBACCO -- 0.4%
  Philip Morris Co.             4,700            118,381
                                        ----------------
UTILITIES -- ELECTRIC -- 0.9%
  Duke Energy Corp.             2,800            158,200
  Southern Co.                  4,000            106,250
                                        ----------------
                                                 264,450
                                        ----------------
--------------------------------------------------------
TOTAL COMMON STOCK --
  (COST $30,947,931)                          31,097,688
--------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                                           10---

CDC MPT+ FUNDS -- U.S. CORE EQUITY FUND
Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE         PRINCIPAL         VALUE
--------------------------------------------------------
GOVERNMENT AND AGENCY
  SECURITIES -- DISCOUNT NOTES -- 2.0%
--------------------------------------------------------
  Federal Home Loan Bank
    5.60%+ due 2/22/2000   $  600,000   $        589,604
--------------------------------------------------------
TOTAL GOVERNMENT AND AGENCY
  SECURITIES -- DISCOUNT NOTES --
  (COST $589,604)                                589,604
--------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 3.7%
--------------------------------------------------------
  Westdeutsche Landesbank
    Girozentrale 5.3125%,
    11/01/1999             $1,100,000   $      1,100,000
--------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT --
  (COST $1,100,000)                            1,100,000
--------------------------------------------------------
TOTAL INVESTMENTS --
  (COST $32,637,535*) -- 111.8%               32,787,292
--------------------------------------------------------
OTHER ASSETS LESS LIABILITIES --
  (11.8)%                                     (3,467,202)
--------------------------------------------------------
NET ASSETS -- 100.0%                    $     29,320,090
========================================================

                  (a)   Non-income producing security
                (ADR)   American Depository Receipt
                    *   Aggregate cost for Federal tax purposes
                        is $32,673,259. Aggregate gross
                        unrealized appreciation for all
                        securities in which there is an excess
                        of value over tax cost and aggregate
                        gross unrealized depreciation for all
                        securities in which there is an excess
                        of tax cost over value were $1,694,376
                        and $1,580,343, respectively, resulting
                        in net unrealized appreciation of
                        $114,033.
                    + Rate represents annualized yield at date of purchase.

SCHEDULE OF OPEN FUTURES CONTRACTS AT OCTOBER 31, 1999

-----------------------------------------------------------------------------------------------
                                                                      TOTAL        UNREALIZED
NUMBER OF                                                            CONTRACT    APPRECIATION/
CONTRACTS                    CONTRACT DESCRIPTION                     VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
          7             S&P 500 Index Future December
                        1999                             Long       $2,408,350      $84,952

The accompanying notes are an integral part of these financial statements.

---11

                                        CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
                                       Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
COMMON STOCK -- 115.7%
--------------------------------------------------------
AEROSPACE -- 1.2%
  Boeing Co.                    3,200   $        147,400
  General Dynamics Corp.          400             22,175
  Lockheed Martin Corp.         1,700             34,000
  Raytheon Co. -- Class B         800             23,300
  United Technologies
    Corp.                       1,500             90,750
                                        ----------------
                                                 317,625
                                        ----------------
AIRLINES -- 0.3%
  Delta Air Lines, Inc.           800             43,550
  Southwest Airlines Co.        1,600             26,900
                                        ----------------
                                                  70,450
                                        ----------------
ALUMINUM -- 0.2%
  Alcoa, Inc.                   1,000             60,750
                                        ----------------
AUTOMOBILES & TRUCKS -- 1.6%
  Delphi Automotive
    Systems Corp.               2,800             46,025
  Ford Motor Co.                3,800            208,525
  General Motors Corp.          2,100            147,525
                                        ----------------
                                                 402,075
                                        ----------------
BANKING -- 6.2%
  Bank of America Corp.         4,900            315,437
  Bank of New York Co.,
    Inc.                        2,300             96,312
  Bank One Corp.                3,300            123,956
  BB&T Corp.                    1,500             54,563
  Chase Manhattan Corp.         2,500            218,437
  Fifth Third Bancorp             800             59,050
  Firstar Corp.                 2,100             61,687
  Fleet Boston Corp. (a)        2,929            127,778
  National City Corp.           2,100             61,950
  Northern Trust Corp.            300             28,969
  PNC Bank Corp.                  800             47,700
  SunTrust Banks, Inc.            700             51,231
  U.S. Bancorp                  2,300             85,244
  Wachovia Corp.                  500             43,125
  Wells Fargo & Co.             4,600            220,225
                                        ----------------
                                               1,595,664
                                        ----------------
BEVERAGES -- 2.6%
  Coca-Cola Co.                 7,100            418,900
  Coca-Cola Enterprises,
    Inc.                        1,600             40,900
  PepsiCo, Inc.                 4,200            145,687
  Seagram Co., Ltd.             1,500             74,063
                                        ----------------
                                                 679,550
                                        ----------------
BREWERY -- 0.3%
  Anheuser-Busch Cos.,
    Inc.                        1,200             86,175
                                        ----------------
BROADCASTING -- 1.1%
  Clear Channel
    Communications,
    Inc. (a)                      800             64,300
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
BROADCASTING (CONTINUED)
  Comcast Corp. -- Class
    A                           2,100   $         88,463
  MediaOne Group,
    Inc. (a)                    1,700            120,806
                                        ----------------
                                                 273,569
                                        ----------------
BUSINESS EQUIPMENT & SERVICES -- 1.7%
  Automatic Data
    Processing, Inc.            1,700             81,919
  Cendant Corp. (a)             2,600             42,900
  Electronic Data Systems
    Corp.                       1,500             87,750
  First Data Corp.              1,000             45,687
  Interpublic Group Cos.,
    Inc.                          800             32,500
  McGraw-Hill Cos., Inc.          500             29,812
  Omnicom Group, Inc.             400             35,200
  Pitney Bowes, Inc.              600             27,338
  Unisys Corp. (a)                900             21,825
  Xerox Corp.                   1,500             42,000
                                        ----------------
                                                 446,931
                                        ----------------
CHEMICALS -- 1.6%
  Air Products &
    Chemicals, Inc.             1,000             27,500
  Dow Chemical Co.                800             94,600
  Du Pont (E.I.) de
    Nemours & Co.               3,300            212,644
  Praxair, Inc.                   700             32,725
  Rohm and Haas Co.               900             34,425
                                        ----------------
                                                 401,894
                                        ----------------
COMPUTERS -- 8.4%
  3Com Corp. (a)                1,000             29,000
  Apple Computer,
    Inc. (a)                      800             64,100
  Cisco Systems,
    Inc. (a)                    8,900            658,600
  Compaq Computer Corp.         5,200             98,800
  Dell Computer
    Corp. (a)                   7,100            284,887
  Gateway, Inc. (a)             1,200             79,275
  Hewlett-Packard Co.           2,800            207,375
  International Business
    Machines Corp.              5,000            491,875
  Sun Microsystems,
    Inc. (a)                    2,300            243,369
                                        ----------------
                                               2,157,281
                                        ----------------
COMPUTER SOFTWARE -- 9.1%
  Adobe Systems, Inc.             800             55,950
  America Online, Inc.          3,000            389,062
  BMC Software, Inc. (a)          800             51,350
  Computer Associates
    International, Inc.         1,600             90,400
  Computer Sciences
    Corp. (a)                     500             34,344
  Compuware Corp. (a)           1,500             41,719
  EMC Corp. (a)                 2,800            204,400
  Microsoft Corp. (a)          13,700          1,268,106

The accompanying notes are an integral part of these financial statements.

                                                                           12---

CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
  Novell, Inc. (a)                700   $         14,044
  Oracle Corp. (a)              4,100            195,006
                                        ----------------
                                               2,344,381
                                        ----------------
CONSUMER GOODS -- 0.3%
  Avery Dennison Corp.            500             31,250
  Eastman Kodak Co.               700             48,256
                                        ----------------
                                                  79,506
                                        ----------------
CRUISE LINES -- 0.3%
  Carnival Corp.                1,900             84,550
                                        ----------------
DIVERSIFIED MANUFACTURING
  OPERATIONS -- 7.5%
  AlliedSignal, Inc.            1,600             91,100
  Corning, Inc.                   600             47,175
  General Electric Co.          9,400          1,274,287
  Illinois Tool Works,
    Inc.                          600             43,950
  Minnesota Mining &
    Manufacturing Co.           1,100            104,569
  Monsanto Co.                  1,900             73,150
  PPG Industries, Inc.            700             42,438
  Textron, Inc.                   500             38,594
  Tyco International Ltd.       5,000            199,687
                                        ----------------
                                               1,914,950
                                        ----------------
ELECTRONIC COMPONENTS -- 1.8%
  Emerson Electric Co.          1,600             96,100
  KLA-Tencor Corp. (a)            400             31,675
  LSI Logic Corp. (a)             700             37,259
  Micron Technology,
    Inc. (a)                      700             49,919
  Motorola, Inc.                1,700            165,644
  Rockwell International
    Corp.                         600             29,062
  Solectron Corp. (a)             600             45,150
                                        ----------------
                                                 454,809
                                        ----------------
ENVIRONMENTAL SERVICES -- 0.2%
  Waste Management, Inc.        2,100             38,588
                                        ----------------
FINANCIAL SERVICES -- 8.3%
  American Express Co.          1,200            184,800
  Associates First
    Capital Corp. --
    Class A                     2,300             83,950
  Capital One Financial
    Corp.                         500             26,500
  Charles Schwab Corp.          2,400             93,450
  Citigroup, Inc.               9,400            508,775
  Federal Home Loan
    Mortgage Corp.              2,100            113,531
  Federal National
    Mortgage Association        2,900            205,175
  First Union Corp.             2,900            123,794
  Franklin Resources,
    Inc.                          800             28,000
  Household
    International, Inc.         1,700             75,862
  J.P. Morgan & Co., Inc.         500             65,438
  KeyCorp                       1,600             44,700
  MBNA Corp.                    2,400             66,300
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
  Mellon Financial Corp.        1,700   $         62,794
  Merrill Lynch & Co.,
    Inc.                          900             70,650
  Morgan Stanley Dean
    Witter & Co.                1,700            187,531
  Providian Financial
    Corp.                         500             54,500
  Regions Financial Corp.       1,000             30,063
  State Street Corp.              400             30,450
  Washington Mutual, Inc.       2,400             86,250
                                        ----------------
                                               2,142,513
                                        ----------------
FOOD -- 2.1%
  Bestfoods                       700             41,125
  Campbell Soup Co.               900             40,500
  ConAgra, Inc.                 1,700             44,306
  General Mills, Inc.             400             34,875
  H.J. Heinz Co.                1,000             47,750
  Kellogg Co.                   1,500             59,719
  Quaker Oats Co.                 400             28,000
  Sara Lee Corp.                2,900             78,481
  Unilever NV, (ADR)            1,900            126,707
  Wm. Wrigley Jr. Co.             400             31,975
                                        ----------------
                                                 533,438
                                        ----------------
HEALTH CARE MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare
    Corp.                       2,800             67,550
  McKesson HBOC, Inc.             800             16,050
  United Healthcare Corp.         500             25,844
                                        ----------------
                                                 109,444
                                        ----------------
HOME BUILDING & PRODUCTS -- 0.4%
  Lowe's Cos., Inc.             1,000             55,000
  Weyerhaeuser Co.                700             41,781
                                        ----------------
                                                  96,781
                                        ----------------
HOUSEHOLD APPLIANCES -- 0.1%
  Black & Decker Corp.            400             17,200
                                        ----------------
HOUSEHOLD & PERSONAL CARE -- 3.1%
  Clorox Co.                      600             24,563
  Colgate-Palmolive Co.         1,600             96,800
  Gillette Co.                  3,000            108,562
  Kimberly-Clark Corp.          2,000            126,250
  Newell Rubbermaid, Inc.       1,500             51,938
  Procter & Gamble Co.          3,700            388,037
                                        ----------------
                                                 796,150
                                        ----------------
INSURANCE -- 3.5%
  Aetna, Inc.                     400             20,100
  AFLAC, Inc.                     600             30,675
  Allstate Corp.                2,000             57,500
  American General Corp.          600             44,512
  American International
    Group, Inc.                 4,475            460,645
  Aon Corp.                       500             17,750

The accompanying notes are an integral part of these financial statements.

---13

                                        CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
                                       Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
INSURANCE (CONTINUED)
  Chubb Corp.                     600   $         32,925
  CIGNA Corp.                     500             37,375
  Conseco, Inc.                 1,000             24,313
  Hartford Financial
    Services Group, Inc.          700             36,269
  Lincoln National Corp.          600             27,675
  Loews Corp.                     600             42,525
  Marsh & McLennan Cos.,
    Inc.                          600             47,437
  Progressive Corp.               300             27,769
                                        ----------------
                                                 907,470
                                        ----------------
MACHINERY & EQUIPMENT -- 0.7%
  Baker Hughes, Inc.              900             25,144
  Briggs & Stratton Corp.         400             23,375
  Caterpillar, Inc.             1,000             55,250
  Honeywell, Inc.                 300             31,631
  Ingersoll-Rand Co.              600             31,350
  Johnson Controls, Inc.          400             24,300
                                        ----------------
                                                 191,050
                                        ----------------
MEDICAL PRODUCTS & SUPPLIES -- 2.4%
  Baxter International,
    Inc.                          800             51,900
  Boston Scientific
    Corp. (a)                   1,000             20,125
  Guidant Corp.                   700             34,563
  Johnson & Johnson             3,700            387,575
  Medtronic, Inc.               3,400            117,725
                                        ----------------
                                                 611,888
                                        ----------------
MULTIMEDIA -- 2.7%
  CBS Corp. (a)                 2,300            112,269
  Gannett Co., Inc.               700             53,988
  Time Warner, Inc.             3,400            236,937
  Tribune Co.                     600             36,000
  Viacom, Inc. -- Class
    B (a)                       2,100             93,975
  Walt Disney Co.               5,700            150,338
                                        ----------------
                                                 683,507
                                        ----------------
OIL & GAS -- 7.4%
  Atlantic Richfield Co.          800             74,550
  Burlington Resources,
    Inc.                          900             31,388
  Chevron Corp.                 1,900            173,494
  Conoco, Inc. -- Class B       2,100             57,088
  Enron Corp.                   2,400             95,850
  Exxon Corp.                   6,800            503,625
  Halliburton Co.               1,000             37,687
  Mobil Corp.                   2,300            221,950
  Phillips Petroleum Co.        1,000             46,500
  Royal Dutch Petroleum
    Co., (ADR)                  6,100            365,619
  Schlumberger Ltd.             1,600             96,900
  Texaco, Inc.                  1,700            104,337
  Unocal Corp.                  1,000             34,500
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
OIL & GAS (CONTINUED)
  USX-Marathon Group            1,000   $         29,125
  Williams Cos., Inc.             900             33,750
                                        ----------------
                                               1,906,363
                                        ----------------
PAPER & RELATED PRODUCTS -- 0.5%
  Georgia-Pacific Group           600             23,813
  International Paper Co.       1,900             99,987
                                        ----------------
                                                 123,800
                                        ----------------
PHARMACEUTICALS -- 10.1%
  Abbott Laboratories           4,200            169,575
  American Home Products
    Corp.                       3,700            193,325
  Amgen, Inc. (a)               1,500            119,625
  Bristol-Myers Squibb
    Co.                         5,600            430,150
  Cardinal Health, Inc.           900             38,813
  Lilly (Eli) & Co.             3,000            206,625
  Merck & Co., Inc.             6,600            525,112
  Pfizer, Inc.                 10,700            422,650
  Pharmacia & Upjohn,
    Inc.                        1,500             80,906
  Schering-Plough Corp.         4,100            202,950
  Warner-Lambert Co.            2,600            207,513
                                        ----------------
                                               2,597,244
                                        ----------------
RESTAURANTS -- 0.7%
  McDonald's Corp.              4,000            165,000
  Tricon Global
    Restaurants,
    Inc. (a)                      400             16,075
                                        ----------------
                                                 181,075
                                        ----------------
RETAIL -- 7.2%
  Albertson's, Inc.             1,500             54,469
  Avon Products, Inc.             600             19,350
  Best Buy Co., Inc. (a)          500             27,781
  Circuit City
    Stores-Circuit City
    Group                         800             34,150
  Costco Wholesale
    Corp. (a)                     500             40,156
  CVS Corp.                       800             34,750
  Dayton Hudson Corp.           1,200             77,550
  Federated Department
    Stores, Inc. (a)              700             29,881
  Gap, Inc.                     2,400             89,100
  Home Depot, Inc.              4,100            309,550
  J.C. Penney Co., Inc.           900             22,838
  Kroger Co. (a)                2,800             58,275
  Limited, Inc.                   600             24,675
  Mattel, Inc.                  1,900             25,412
  May Department Stores
    Co.                           900             31,219
  NIKE, Inc. -- Class B           700             39,506
  Office Depot, Inc. (a)        1,000             12,438
  Safeway, Inc. (a)             1,600             56,500
  Sears, Roebuck & Co.          1,000             28,187
  Staples, Inc. (a)             1,000             22,188
  Tandy Corp.                     400             25,175

The accompanying notes are an integral part of these financial statements.

                                                                           14---

CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
RETAIL (CONTINUED)
  TJX Cos., Inc.                  900   $         24,412
  Too, Inc. (a)                    85              1,360
  Wal-Mart Stores, Inc.        12,300            697,256
  Walgreen Co.                  2,900             73,044
                                        ----------------
                                               1,859,222
                                        ----------------
SEMICONDUCTORS -- 4.1%
  Applied Materials,
    Inc. (a)                      900             80,831
  Intel Corp.                   9,000            696,938
  National Semiconductor
    Corp. (a)                   1,600             47,996
  Texas Instruments, Inc.       2,400            215,400
                                        ----------------
                                               1,041,165
                                        ----------------
TELECOMMUNICATIONS EQUIPMENT &
  SERVICES -- 14.5%
  ALLTEL Corp.                  1,000             83,250
  AT & T Corp.                  9,100            425,425
  Bell Atlantic Corp.           4,200            272,737
  BellSouth Corp.               5,200            234,000
  General Instrument
    Corp. (a)                     500             26,906
  Global Crossing
    Ltd. (a)                    2,920            101,105
  GTE Corp.                     2,800            210,000
  Lucent Technologies,
    Inc.                        8,600            552,550
  MCI WorldCom, Inc. (a)        5,300            454,806
  Nextel Communications,
    Inc. -- Class A (a)           800             68,950
  Nortel Networks Corp.         4,000            247,750
  QUALCOMM, Inc.                  500            111,375
  SBC Communications,
    Inc.                        9,426            480,137
  Sprint Corp., (FON
    Group)                      2,500            185,781
  Sprint Corp., (PCS
    Group) Series 1 (a)         1,000             82,938
  Tellabs, Inc. (a)             1,400             88,550
  US WEST, Inc.                 1,500             91,594
                                        ----------------
                                               3,717,854
                                        ----------------
TOBACCO -- 0.7%
  Philip Morris Co.             6,600            166,238
                                        ----------------
TRANSPORTATION -- 0.4%
  Burlington Northern
    Santa Fe Corp.              1,000             31,875
  FDX Corp. (a)                   700             30,144
  Norfolk Southern Corp.        1,000             24,437
  Union Pacific Corp.             500             27,875
                                        ----------------
                                                 114,331
                                        ----------------
UTILITIES -- ELECTRIC -- 2.0%
  AES Corp. (a)                   800             45,150
  Ameren Corp.                    700             26,469
  Consolidated Edison,
    Inc.                          800             30,550
  Duke Energy Corp.             1,600             90,400
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE           SHARES          VALUE
--------------------------------------------------------
UTILITIES -- ELECTRIC (CONTINUED)
  Edison International          2,300   $         68,137
  FPL Group, Inc.                 800             40,250
  PECO Energy Co.                 800             30,550
  Southern Co.                  2,900             77,031
  Texas Utilities Co.           1,700             65,875
  Unicom Corp.                    700             26,819
                                        ----------------
                                                 501,231
                                        ----------------
--------------------------------------------------------
TOTAL COMMON STOCK --
  (COST $29,777,269)                          29,706,712
--------------------------------------------------------

--------------------------------------------------------
                           PRINCIPAL
--------------------------------------------------------
GOVERNMENT AND AGENCY
  SECURITIES -- DISCOUNT NOTES -- 3.2%
--------------------------------------------------------
  Federal Home Loan Bank
    5.58%+ due 2/17/2000   $  150,000            147,525
  Federal National
    Mortgage Assn. 5.63%+
    due 4/24/2000             700,000            681,115
                                        ----------------
                                                 828,640
                                        ----------------
--------------------------------------------------------
TOTAL GOVERNMENT AND AGENCY
  SECURITIES -- DISCOUNT NOTES --
  (COST $828,640)                                828,640
--------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 3.9%
--------------------------------------------------------
  Westdeutsche Landesbank
    Girozentrale 5.3125%
    due 11/01/1999          1,000,000          1,000,000
--------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT --
  (COST $1,000,000)                            1,000,000
--------------------------------------------------------
TOTAL INVESTMENTS --
  (COST $31,605,909*) -- 122.8%               31,535,352
OTHER ASSETS LESS LIABILITIES --
  (22.8)%                                     (5,849,416)
--------------------------------------------------------
NET ASSETS -- 100.0%                    $     25,685,936
========================================================

                  (a)   Non-income producing security
                (ADR)   American Depository Receipt
                    *   Aggregate cost for Federal tax purposes
                        is $31,605,909. Aggregate gross
                        unrealized appreciation for all
                        securities in which there is an excess
                        of value over tax cost and aggregate
                        gross unrealized depreciation for all
                        securities in which there is an excess
                        of tax cost over value were $1,549,300
                        and $1,619,857, respectively, resulting
                        in net unrealized depreciation of
                        $70,557.
                    + Rate represents annualized yield at date of purchase.

The accompanying notes are an integral part of these financial statements.

---15

                                        CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
                                       Schedule of Investments, October 31, 1999

SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS AT OCTOBER 31, 1999

------------------------------------------------------------------------------------------------------
                                                                                          UNREALIZED
                                                             IN EXCHANGE     VALUE      APPRECIATION/
CONTRACT DESCRIPTION     DELIVERY DATE    FOREIGN CURRENCY   FOR U.S. $    IN U.S. $    (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Australian Dollar
  (sell)                November 4,            1,929,000     $ 1,263,958   $1,229,329     $  34,629
                        1999
Australian Dollar
  (buy)                 November 4,              960,000         622,051      611,797       (10,254)
                        1999
Canadian Dollar
  (sell)                November 4,              573,000         391,503      389,602         1,901
                        1999
Canadian Dollar (buy)   November 4,              280,000         187,974      190,381         2,407
                        1999
Swiss Franc (sell)      November 4,            4,663,000       3,153,546    3,062,317        91,229
                        1999
Swiss Franc (buy)       November 4,            4,663,000       3,161,742    3,062,317       (99,425)
                        1999
Euro (sell)             November 4,            3,960,000       4,248,699    4,163,854        84,845
                        1999
Euro (buy)              November 4,            3,960,000       4,266,583    4,163,854      (102,729)
                        1999
Pound Sterling (sell)   November 4,            1,906,000       3,179,925    3,127,579        52,346
                        1999
Pound Sterling (buy)    November 4,            1,906,000       3,147,158    3,127,579       (19,579)
                        1999
Japanese Yen (sell)     November 4,          108,000,000       1,030,534    1,035,763        (5,229)
                        1999
Japanese Yen (buy)      November 4,           78,000,000         741,800      748,051         6,251
                        1999
                                                             -----------                  ---------
                                                             $25,395,473                  $  36,392
                                                             ===========                  =========

SCHEDULE OF OPEN FUTURES CONTRACTS AT OCTOBER 31, 1999

------------------------------------------------------------------------------------------------------------------------------
                                                                                   FOREIGN          TOTAL         UNREALIZED
NUMBER OF                                                                         NOTIONAL        CONTRACT      APPRECIATION/
CONTRACTS                           CONTRACT DESCRIPTION                           AMOUNT           VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
         14              Australian Share Price Index Future Dec.
                         1999                                          Long         1,008,000    $   643,205        $(14,150)
         22              Australian 10 Year Bond Future Dec. 1999      Long        18,509,116     11,810,666         (17,487)
         31              CAC 40 Euro Index Future Nov. 1999            Long         1,514,970      1,597,233          30,250
          4              Euro-Bond Future Dec. 1999                    Long           423,560        446,559            (308)
          4              Japan 10 Year Bond Future Mar. 2000           Short     (523,720,000)    (5,026,586)         13,975
          4              S&P 500 Index Future Dec. 1999                Long               N/A      1,376,200          23,556
          4              Swiss Fed Bond Future Dec. 1999               Short         (474,920)      (312,057)          6,361
          2              S&P/Toronto 60 Index Future Dec. 1999         Short         (173,040)      (117,634)         (6,534)
          3              DAX Index Future Dec. 1999                    Long           415,350        437,904           1,177
          1              Canadian 10 Year Bond Future Dec. 1999        Long           120,760         82,094          (1,092)
         12              Long Gilt 10 Year Future Dec. 1999            Short       (1,295,400)    (2,129,638)        (43,933)
          6              FTSE 100 Index Future Dec. 1999               Short         (377,460)      (620,544)          3,629
          1              US 10 Year Note Future Dec. 1999              Long               N/A        109,719           1,384
                                                                                                 -----------        --------
                                                                                                 $ 8,297,121        $ (3,172)
                                                                                                 ===========        ========

The accompanying notes are an integral part of these financial statements.

                                                                           16---

CDC MPT+ FUNDS -- GLOBAL INDEPENDENCE FUND
Schedule of Investments, October 31, 1999

--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE         PRINCIPAL         VALUE
--------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES --
  DISCOUNT NOTES -- 94.4%
--------------------------------------------------------
  Federal Home Loan Bank
    5.42%+ due 1/10/2000   $6,650,000   $      6,580,822
  Federal Home Loan Bank
    5.58%+ due 2/17/2000      350,000            344,225
  Federal Home Loan Bank
    5.60%+ due 2/22/2000      400,000            393,069
  Federal Home Loan
    Mortgage Corp. 5.52%+
    due 1/19/2000           6,650,000          6,570,614
  Federal National
    Mortgage Assn. 5.53%+
    due 1/18/2000           6,700,000          6,620,884
  Federal National
    Mortgage Assn. 5.63%+
    due 4/24/2000           4,900,000          4,767,802
                                        ----------------
                                              25,277,416
                                        ----------------
--------------------------------------------------------
TOTAL GOVERNMENT AND AGENCY
  SECURITIES -- DISCOUNT NOTES --
  (COST $25,277,416)                          25,277,416
--------------------------------------------------------
--------------------------------------------------------
NAME OF ISSUER                               MARKET
AND TITLE OF ISSUE         PRINCIPAL         VALUE
--------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 4.1%
--------------------------------------------------------
  Westdeutsche Landesbank
    Girozentrale 5.3125%,
    11/01/1999             $1,100,000   $      1,100,000
--------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT --
  (COST $1,100,000)                            1,100,000
--------------------------------------------------------
TOTAL INVESTMENTS --
  (COST $26,377,416*) -- 98.5%                26,377,416
--------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.5%            415,218
--------------------------------------------------------
NET ASSETS -- 100.0%                    $     26,792,634
========================================================

                    * Aggregate cost for Federal tax purposes is $26,377,416.
                    + Rate represents annualized yield at date of purchase.

The accompanying notes are an integral part of these financial statements.

---17

                                      CDC MPT+ FUNDS -- GLOBAL INDEPENDENCE FUND
                                       Schedule of Investments, October 31, 1999

SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS AT OCTOBER 31, 1999

------------------------------------------------------------------------------------------------------
                                                                                          UNREALIZED
                                                             IN EXCHANGE     VALUE      APPRECIATION/
CONTRACT DESCRIPTION     DELIVERY DATE    FOREIGN CURRENCY   FOR U.S. $    IN U.S. $    (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Australian Dollar
  (sell)                November 4,            3,180,000     $ 2,083,663   $2,026,576     $  57,087
                        1999
Australian Dollar
  (buy)                 November 4,            1,510,000         978,435      962,305       (16,130)
                        1999
Canadian Dollar
  (sell)                November 4,               32,000          21,864       21,758           106
                        1999
Swiss Franc (sell)      November 4,            6,779,000       4,584,090    4,451,952       132,138
                        1999
Swiss Franc (buy)       November 4,            8,719,000       5,862,290    5,726,002      (136,288)
                        1999
Euro (sell)             November 4,            8,195,000       8,792,057    8,616,864       175,193
                        1999
Euro (buy)              November 4,            8,195,000       8,829,554    8,616,864      (212,690)
                        1999
Pound Sterling (sell)   November 4,            4,191,000       6,992,587    6,877,064       115,523
                        1999
Pound Sterling (buy)    November 4,            4,981,000       8,215,499    8,173,385       (42,114)
                        1999
Japanese Yen (sell)     November 4,          223,000,000       2,123,141    2,138,660       (15,519)
                        1999
Japanese Yen (buy)      November 4,          166,000,000       1,578,612    1,592,007        13,395
                        1999
New Zealand Dollar
  (buy)                 November 4,              129,000          66,871       65,307        (1,564)
                        1999
                                                             -----------                  ---------
                                                             $50,128,663                  $  69,137
                                                             ===========                  =========

SCHEDULE OF OPEN FUTURES CONTRACTS AT OCTOBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  FOREIGN          TOTAL         UNREALIZED
NUMBER OF                                                                        NOTIONAL        CONTRACT      APPRECIATION/
CONTRACTS                          CONTRACT DESCRIPTION                           AMOUNT           VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
         19              Australian 10 Year Bond Future Dec. 99       Long     $  16,170,281    $10,318,257        $(44,549)
         27              CAC 40 Euro Index Future Nov. 99             Long         1,319,490      1,391,138          26,388
         19              Euro-Bond Future Dec. 99                     Short       (2,011,910)    (2,121,157)        (18,257)
          4              Japan 10 Year Bond Future Mar. 00            Short     (523,720,000)    (5,026,586)         31,154
          2              S&P 500 Index Future Dec. 99                 Long               N/A        688,100           7,090
          4              S&P/Toronto 60 Index Future Dec. 99          Short         (346,080)      (235,269)        (13,109)
          8              DAX Index Future Dec. 99                     Long         1,107,600      1,167,743          83,080
          2              Canadian 10 Year Bond Future Dec. 99         Long           241,520        164,188          (2,183)
         11              Long Gilt 10 Year Future Dec. 99             Short       (1,187,450)    (1,952,168)        (36,963)
         13              FTSE 100 Index Future Dec. 99                Short         (817,830)    (1,344,513)          7,862
         20              US 10 Year Note Future Dec. 99               Long               N/A      2,194,375          27,267
                                                                                                -----------        --------
                                                                                                $ 5,244,108        $ 67,780
                                                                                                ===========        ========

The accompanying notes are an integral part of these financial statements.

                                                                           18---

CDC MPT+ FUNDS
Statements of Assets and Liabilities
October 31, 1999

----------------------------------------------------------------------------------------------------------
                                                                                                 GLOBAL
                                                                 U.S. CORE     AGGRESSIVE     INDEPENDENCE
                                                                EQUITY FUND    EQUITY FUND        FUND
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at market value                      $32,787,292    $31,535,352    $26,377,416
Cash                                                                180,269        338,083        398,020
Receivables for investments sold                                    714,685              0              0
Receivables for forward currency contracts                                0         36,392         69,137
Futures variation margin                                             39,600         32,580            172
Receivable for fund shares sold                                     750,000        375,000        100,000
Dividends and interest receivable                                    21,984         20,583            487
Dividend tax reclaim receivable                                           0             16              0
Reimbursement due from Adviser                                      107,413        125,635        119,427
----------------------------------------------------------------------------------------------------------
    Total Assets                                                 34,601,243     32,463,641     27,064,659
----------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                 5,008,958      6,443,364              0
Advisory fee payable                                                161,247        208,883        151,483
Trustees fees payable                                                 7,289          7,289          7,289
Administration fee payable                                            8,958          8,958          8,958
Transfer agent fee payable                                            5,840          5,858          5,849
Custodian fees payable                                               42,109         56,600         51,692
Other accrued expenses                                               46,752         46,753         46,754
----------------------------------------------------------------------------------------------------------
    Total Liabilities                                             5,281,153      6,777,705        272,025
----------------------------------------------------------------------------------------------------------
Net Assets                                                      $29,320,090    $25,685,936    $26,792,634
==========================================================================================================
NET ASSETS CONSIST OF:
Paid in capital                                                 $29,202,999    $25,443,983    $25,684,383
Undistributed net investment income                                       0              0        267,249
Accumulated net realized gain/(loss) on investments, futures
  contracts and currency transactions                              (117,618)       273,990        681,877
Net unrealized appreciation/(depreciation) on investments
  and other net assets                                              234,709        (32,037)       159,125
----------------------------------------------------------------------------------------------------------
    Net Assets                                                  $29,320,090    $25,685,936    $26,792,634
==========================================================================================================
INSTITUTIONAL SHARES:
Shares of beneficial interest outstanding, no par value
  (Unlimited Authorized)                                          2,928,962      2,544,020      2,567,577
==========================================================================================================
Net asset value, offering and redemption price per share*            $10.01         $10.10         $10.43
==========================================================================================================
Investments, at cost                                            $32,637,535    $31,605,909    $26,377,416
==========================================================================================================

                    * Shares held less than 90 days are subject to a 1.00%
                      redemption fee.

The accompanying notes are an integral part of these financial statements.

---19

                                                                  CDC MPT+ FUNDS
                                                        Statements of Operations
                                          For the period ended October 31, 1999*

----------------------------------------------------------------------------------------------------------
                                                                                                 GLOBAL
                                                                 U.S. CORE     AGGRESSIVE     INDEPENDENCE
                                                                EQUITY FUND    EQUITY FUND        FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $251, $549
    and $0 respectively)                                         $  91,753      $  89,505     $         0
  Interest                                                          14,914         40,849         448,902
                                                                 ---------      ---------     -----------
    Total investment income                                        106,667        130,354         448,902
                                                                 ---------      ---------     -----------
EXPENSES:
  Investment advisory fees                                         161,247        208,883         151,483
  Administrative fees                                               30,833         30,833          30,833
  Audit fees                                                        24,000         24,000          24,000
  Custodian fees                                                    42,109         56,600          51,692
  Legal fees                                                        10,000         10,000          10,000
  Transfer agent fees                                               11,382         11,166          11,315
  Registration fees                                                  6,600          6,600           6,600
  Trustees fees                                                      7,333          7,333           7,333
  Printing fees                                                      2,489          2,489           2,489
  Miscellaneous fees                                                 5,334          5,335           5,335
                                                                 ---------      ---------     -----------
    Total expenses                                                 301,327        363,239         301,080
    Less expenses reimbursed by the investment adviser            (107,413)      (125,635)       (119,427)
                                                                 ---------      ---------     -----------
    Net expenses                                                   193,914        237,604         181,653
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (87,247)      (107,250)        267,249
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments and futures contracts          (117,618)       381,240         681,877
  Net change in unrealized appreciation/(depreciation) on
    investments and futures contracts                              234,709        (32,037)        159,125
                                                                 ---------      ---------     -----------
  Net realized and unrealized gain on investments                  117,091        349,203         841,002
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  29,844      $ 241,953     $ 1,108,251
==========================================================================================================

                    * From July 1, 1999, commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

                                                                           20---

CDC MPT+ FUNDS
Statements of Changes in Net Assets
For the period ended October 31, 1999*

-----------------------------------------------------------------------------------------------------------
                                                                                                  GLOBAL
                                                                U.S. CORE       AGGRESSIVE     INDEPENDENCE
                                                               EQUITY FUND     EQUITY FUND         FUND
-----------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income/(loss)                                 $    (87,247)   $   (107,250)   $    267,249
  Net realized gain/(loss) on investments and futures
    contracts                                                      (117,618)        381,240         681,877
  Net change in unrealized appreciation/(depreciation) on
    investments and futures contracts                               234,709         (32,037)        159,125
                                                               ------------    ------------    ------------
    Net increase in net assets from operations                       29,844         241,953       1,108,251
-----------------------------------------------------------------------------------------------------------
FROM FUND SHARES TRANSACTIONS:
  Proceeds of shares sold                                        29,256,912      25,410,650      25,651,050
                                                               ------------    ------------    ------------
    Net increase in net assets from Fund share transactions      29,256,912      25,410,650      25,651,050
-----------------------------------------------------------------------------------------------------------
Net increase in net assets                                       29,286,756      25,652,603      26,759,301
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                33,334          33,333          33,333
                                                               ------------    ------------    ------------
  End of period (a)                                            $ 29,320,090    $ 25,685,936    $ 26,792,634
===========================================================================================================
  (a) Including undistributed net investment income            $          0    $          0    $    267,249

                    * From July 1, 1999, commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

---21

                                                                  CDC MPT+ FUNDS
                                                            Financial Highlights
                                          For the period ended October 31, 1999*

----------------------------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL SHARES
                                                                ------------------------------------------
                                                                                                 GLOBAL
                                                                 U.S. CORE     AGGRESSIVE     INDEPENDENCE
                                                                EQUITY FUND    EQUITY FUND        FUND
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00         $10.00          $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)                                     (0.03)         (0.04)           0.10
    Net realized and unrealized gain on investments, futures
      contracts, and foreign currency transactions                    0.04           0.14            0.33
                                                                ----------     ----------     -----------
        Total from investment operations                              0.01           0.10            0.43
                                                                ----------     ----------     -----------
LESS DISTRIBUTIONS:
    Distributions from net investment income                             0              0               0
    Distributions from net realized gains                                0              0               0
                                                                ----------     ----------     -----------
        Total distributions                                              0              0               0
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $10.01         $10.10          $10.43
==========================================================================================================

TOTAL RETURN (A)                                                     0.10%          1.00%           4.30%
==========================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)                        $   29,320     $   25,686     $    26,793
    Ratio of operating expenses to average net assets (b)            2.07%          2.89%           2.11%
    Ratio of net investment income/(loss) to average net
      assets (b)                                                   (0.93)%        (1.31)%           3.10%
    Ratio of operating expenses to average net assets
      without expenses reimbursed by investment adviser (b)          3.22%          4.43%           3.49%
    Portfolio turnover                                                 42%          0.35%           0.00%
==========================================================================================================

                    *   The CDC MPT+ Funds commenced investment operations on July
                        1, 1999.
                  (a) Total return represents aggregate total return for the period indicated.
                  (b)   Annualized.

                                                                           22---

CDC MPT+ FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1999

NOTE A-ORGANIZATION

    CDC MPT+ Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust consists of three funds, each having distinct investment objectives and policies: U.S. Core Equity Fund (diversified portfolio), Aggressive Equity Fund (non-diversified portfolio), and Global Independence Fund (non-diversified portfolio), (individually, the "Fund", and collectively, the "Funds"). The Trust currently offers Institutional shares of each Fund and may offer Investor shares in the future.

    The Trust was organized as a Delaware business trust on October 13, 1998. Prior to April 20, 1999, the Trust had no activity other than its organization. On April 20, 1999, the U.S. Core Equity Fund issued 3,334 Institutional shares, Aggressive Equity Fund and Global Independence Fund issued 3,333 Institutional shares at net asset value (the "Initial Shares") to CDC Investment Management Corporation (the "Adviser"). Investment operations for each Fund commenced
July 1, 1999.

NOTE B-SIGNIFICANT ACCOUNTING POLICIES

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE TRUST IN THE PREPARATION OF ITS FINANCIAL STATEMENTS.

SECURITY VALUATION- Securities listed on a U.S. securities exchange (including securities traded through NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sales price at the time the valuation is made, or in the absence of sales, at the mean between the bid and asked quotations. Options are generally valued at the last sale price or, in the absence of a last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. Short-term obligations and other debt obligations, with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, options and futures contracts for which market quotations are not available and certain other assets of a Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Trustees. Currently, no such securities are valued by the Trustees.

REPURCHASE AGREEMENTS- Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

FOREIGN CURRENCY TRANSLATION- Each Fund maintains its books and records in U.S. dollars. The value of securities, currencies, or other assets and liabilities denominated in currencies other than the U.S.

---23

                                                                  CDC MPT+ FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                October 31, 1999
dollar is translated in U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

DERIVATIVE FINANCIAL INSTRUMENTS- The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS- Each Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. See the Schedule of Investments for a listing of open forward foreign currency exchange contracts at October 31, 1999.

FUTURES CONTRACTS- Each Fund may engage in a number of strategies involving futures. Each Fund may enter into foreign currency, interest rate and stock index futures contracts traded on exchanges designated by the Commodity Futures Trading Commission or consistent with CFTC regulations on foreign exchanges. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the contract is made. No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                                                                           24---

CDC MPT+ FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 1999

    At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such an event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance. See the Schedule of Investments for open futures contracts at October 31, 1999.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES- Securities transactions are recorded on the financial statements based on trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a Fund are evenly disbursed among the Funds.

FEDERAL INCOME TAXES- Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS- Each Fund will pay dividends from net investment income and distributions from capital gain, if any, at least annually. Net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

RECLASSIFICATIONS- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the U.S. Core Equity Fund's current year book/tax difference of $87,247 has been reclassified between undistributed net investment loss and paid in capital. The Aggressive Equity Fund's current year book/tax difference of $107,250 has been reclassified between undistributed net investment loss and accumulated net realized gain on investments, futures contracts and currency transactions. These reclassifications have no effect on net assets or net asset values per share.

REDEMPTION OF FUND SHARES- Each Fund will deduct a redemption fee equal to 1.00% of the net asset value of the shares from the redemption amount if a shareholder sells shares after holding them less

---25

                                                                  CDC MPT+ FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                October 31, 1999
than 90 days. This fee is paid to the Fund, and is designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. For the period ended October 31, 1999, there were no redemption fees collected.

ORGANIZATION EXPENSES- The Adviser has borne all costs associated with the organization of the Trust.

USE OF ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE C-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    The Trust has an Investment Management Agreement with the Adviser, under which the Adviser manages the investments of each Fund. The management fee paid to the Adviser for providing advisory services to the Funds consists of a basic fee and a performance adjustment calculated by comparing the Fund's performance to a target. The basic fee for the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund is 1.00%, 1.50%, and 1.75% of the respective Fund's average daily net assets. This basic management fee may be adjusted upward or downward by applying the performance adjustment. The performance adjustment is calculated monthly by comparing the U.S. Core Equity Fund and the Aggressive Equity Funds' investment performance to the S&P 500 Index and the Global Independence Fund's investment performance to a blended index composed of 50% of the MSCI World Index and 50% of the JP Morgan Global Bond Index (Blended Index). The difference between the Fund's performance compared to the performance of the S&P 500 Index for the U.S. Core Equity and the Aggressive Equity Funds' is multiplied by a performance adjustment factor rate of 25%. The annualized performance adjustment is limited to no greater than 1.00% and no less than (1.00%) for the U.S. Core Equity Fund and limited to no greater than 1.50% and no less than (1.50%) for the Aggressive Equity Fund. The difference between the Global Independence Fund's performance compared to the performance of the blended index is multiplied by a performance adjustment factor rate of 5%. The annualized performance adjustment for the Global Independence Fund is limited to no greater than 0.25% and no less than (0.25%). Each Fund's performance is calculated based on its net asset value per share after expenses but before the management fee. For the first year of operations, the performance adjustment will be based on inception to date performance, afterward, on a rolling twelve-month basis.

    The Adviser has agreed, for the 12-month period ended June 30, 2000, to reimburse expenses to each Fund if necessary so that the Fund's "Other Expenses" (all expenses with the exception of interest, taxes, brokerage, extraordinary expenses including litigation expenses and management fees), do not exceed 0.35% of each Fund's average net assets.

    The Trust pays Trustees who are not "affiliated persons" (as defined in the 1940 Act) of CDC Investment Management Corporation, the administrator or distributor an annual fee of $10,000 and $3,000 for each meeting attended by the Trustee for services as Trustee, and each such Trustee is reimbursed for expenses incurred with the Trustee's attendance at meetings.

    As of October 31, 1999, CDC Investment Management Corporation and its affiliates held the following percentages of outstanding shares of each of the
Funds: U.S. Core Equity Fund 97%; Aggressive Equity Fund 98%; and Global Independence Fund 97%.

                                                                           26---

CDC MPT+ FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 1999

NOTE D-PURCHASES AND SALES OF SECURITIES

    Purchases and proceeds of securities (excluding short-term investments) for each Fund for the period ended October 31, 1999 were as follows:

-----------------------------------------------------------------------------------------
FUND                                                                     PROCEEDS OF
                                                          PURCHASES      SALES/MATURITIES
-----------------------------------------------------------------------------------------
  U.S. Core Equity Fund                                 $40,459,039       $9,363,689
  Aggressive Equity Fund                                 29,841,739           68,072
  Global Independence Fund                                       --               --

NOTE E-CAPITAL STOCK TRANSACTIONS

    The tables below summarizes the transactions in Fund shares for the period from July 1, 1999 (commencement of investment operations) through October 31, 1999:

-----------------------------------------------------------------------
  U.S. CORE EQUITY FUND                                          SHARES
-----------------------------------------------------------------------
 Issued from the sale of shares                               2,925,628
  Redeemed                                                            0
-----------------------------------------------------------------------
  Net Change                                                  2,925,628
=======================================================================
  AGGRESSIVE EQUITY FUND                                         SHARES
-----------------------------------------------------------------------
 Issued from the sale of shares                               2,540,687
  Redeemed                                                            0
-----------------------------------------------------------------------
  Net Change                                                  2,540,687
=======================================================================
  GLOBAL INDEPENDENCE FUND                                       SHARES
-----------------------------------------------------------------------
  Issued from the sale of shares                              2,564,244
  Redeemed                                                            0
-----------------------------------------------------------------------
  Net Change                                                  2,564,244
=======================================================================

---27

                                                                  CDC MPT+ FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                October 31, 1999

NOTE F-RISKS

    Investment in the Funds involves special risks, some not typically associated with mutual funds. However, each Fund has limitations and policies designed to reduce these risks. All Funds are subject to different types of investment risks including but not limited to credit, leverage, liquidity, and market risks, risks of derivative instruments and Year 2000 processing risk. The Aggressive Equity and Global Independence Funds are also subject to risks associated with using futures, interest rate risks, and risks associated with investing in foreign securities including, but not limited to, revaluation of currencies and future adverse political and economic developments. In addition, these two funds are non-diversified portfolios, thus investing a greater proportion of their assets in the securities of a smaller number of issuers.

NOTE G-RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

    On November 18, 1999, the Trust held a special meeting of shareholders
(1) to elect two additional Trustees of the Trust and (2) to ratify or reject the selection of Deloitte & Touche LLP as the independent accountants for the Trust for the Trust's current fiscal year. Below are the results of each item voted:

---------------------------------------------------------------------------------------------
                                                  TOTAL
  ITEM                                           SHARES        TOTAL    TOTAL SHARES
                                              OUTSTANDING  SHARES FOR      AGAINST
---------------------------------------------------------------------------------------------
  (1) To elect Richard Levich and Luc De
      Clapiers                                7,918,501    7,908,827          0
  (2) Ratify Deloitte & Touche LLP            7,918,501    7,908,827          0

NOTE H-YEAR 2000 MATTERS (UNAUDITED)

    As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Trust relies on in its daily operation.

    As a general manner, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, CDC Investment Management Corporation and the Trust's transfer agent, custodian, administrator and other providers of services critical to the Trust have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Trust has been routinely taking companies' Y2K preparations into account when considering or reviewing investments.

    In summary, while the Y2K problem is unprecedented and we cannot eliminate altogether the possibility that the Trust could be affected in some way, we are confident that all parties involved are taking steps to resolve Y2K concerns.

                                                                           28---

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
CDC MPT+ Funds

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments of CDC MPT+ Funds (comprising, the U.S. Core Equity Fund, Aggressive Equity Fund and Global Independence Fund) as of October 31, 1999, the related statements of operations and changes in net assets, and the financial highlights, for the period July 1, 1999 (commencement of investment operations) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CDC MPT+ Funds as of October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the period, July 1, 1999 to October 31, 1999, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 10, 1999

---29

NOTES:
------------------------------------------------------------------

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
                                                                          NOTES:
------------------------------------------------------------------

                 (THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.)

                                                           Trustees and Officers
------------------------------------------------------------------

                                 PRESIDENT, CHIEF INVESTMENT OFFICER AND TRUSTEE
                                                        Bluford H. Putnam, Ph.D.

                                                                         TRUSTEE
                                                                 Luc de Clapiers

                                                                         TRUSTEE
                                                           Richard Levich, Ph.D.

                                                                         TRUSTEE
                                                                Mike West, Ph.D.

                                                                         TRUSTEE
                                                           Arnold Zellner, Ph.D.

                                             VICE PRESIDENT & INVESTMENT OFFICER
                                                         D. Sykes Wilford, Ph.D.

                                             VICE PRESIDENT & INVESTMENT OFFICER
                                                         Jose M. Quintana, Ph.D.

                                                                       TREASURER
                                                                C. Peter Paterno

                                                                       SECRETARY
                                                                Rachel D. Manney

                                                             ASSISTANT SECRETARY
                                                               Charles Rosenberg

INVESTMENT ADVISER
CDC Investment Management Corp.
9 West 57th Street, 35th Floor
New York, New York 10019

DISTRIBUTION AND SHAREHOLDER SERVICING AGENT
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

LEGAL COUNSEL
Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.

For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 774-9838 or by writing to the CDC MPT+ Funds at P.O. Box 8122, Boston, Massachusetts, 02266-8122.